EX.10.1

SECOND AMENDMENT

TO

Employment Agreement

This SECOND AMENDMENT (the “Second Amendment”), dated as of June 5, 2024, (the “Second Amendment Date”) to the Employment Agreement (the “Employment Agreement”), dated May 16, 2023 (“Effective Date”), is made by and among Dr. Torsten Hombeck (“Executive”) and Aspira Women’s Health Inc. and is effective as of June 1, 2024, for itself and on behalf of its wholly owned affiliates (collectively “Aspira” or “Company”).

RECITALS

A.
Aspira is dedicated to the development of novel diagnostic and bio-analytical solutions that help physicians diagnose gynecologic diseases.
B.
Company desires to amend the Employment Agreement for Executive.

NOW, THEREFORE, in consideration of these premises and the covenants set forth below, and for good and valuable consideration, Executive and Company hereby amend the Agreements as follows:

AGREEMENT

1.
The parties acknowledge and agree that the Employment Agreement is amended to replace the first sentence of 1.Position. with the following:

“The Company will employ Executive as its Chief Financial Officer and Corporate Secretary.”

2.
The Agreement is further amended to replace the first sentence of Compensation

2. Base and Bonus:as follows:

The Company will pay Executive a base salary of $375,000.00 on an annualized basis, payable in accordance with the Company’s standard payroll policies, including compliance with applicable tax withholding requirements based on Executive’s state of residence.

3.
Except as specifically amended hereby, all other terms and provisions of the Employment Agreement remain in full force and effect.
4.
This Amendment may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of executed counterparts of this Amendment or of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment, and such counterparts may be used in lieu of the original for all purposes.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

Dr. Torsten Hombeck	ASPIRA WOMEN’S HEALTH INC.
By: _/s/ Torsten Hombeck Name: Dr. Torsten Hombeck_ Title: _CFO___________	By: _/s/ Nicole Sandford Name: Nicole Sandford_ Title: _CEO___________